UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

GAXOS.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41620	87-3288897
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

101 Eisenhower Pkwy, Suite 300,

Roseland, NJ 07068

(Address of principal executive offices, including ZIP code)

(973) 275-7428

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001	GXAI	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 28, 2025, Gaxos.ai Inc., a Delaware corporation (“Gaxos Delaware”) changed its state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”), following the completion of the actions contemplated by the Plan of Conversion (the “Plan of Conversion”) dated February 24, 2025 of Gaxos Delaware into Gaxos.ai Inc., a Nevada corporation (the “Company”) adopted by Gaxos Delaware. Following the Reincorporation, the Company became the successor issuer to Gaxos Delaware. This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company’s common stock, par value $0.0001 per share, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

On February 28, 2025, Gaxos Delaware filed (i) a certificate of conversion with the Secretary Gaxos Delaware of State of the State of Delaware (the “Certificate of Conversion”) and (ii) articles of conversion with the Secretary of State of the State of Nevada (“Articles of Conversion”), pursuant to which the Reincorporation became effective on March 3, 2025 (the “Effective Date”).

The Reincorporation was previously submitted to a vote of, and approved at the 2024 annual meeting of stockholders (the “Annual Meeting”) of Gaxos Delaware, stockholders held on December 27, 2024.  Upon the effectiveness of the Reincorporation:

●	Gaxos Delaware’s domicile changed from the State of Delaware to the State of Nevada; and

●	the affairs of Gaxos Delaware ceased to be governed by the laws of the State of Delaware and Gaxos Delaware’s existing Certificate of Incorporation and By-laws, as amended, and instead became governed by the laws of the State of Nevada and the Articles of Incorporation filed with the Secretary of State of the State of Nevada (the “Nevada Charter”) and the bylaws approved by the Gaxos Delaware’s board of directors (the “Nevada Bylaws”).

The Reincorporation did not result in any change in the business, jobs, management, properties, location of any of the Gaxos Delaware’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Reincorporation). The Reincorporation did not materially affect any of Gaxos Delaware’s material contracts with any third parties, and Gaxos Delaware’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of Gaxos Nevada after the Reincorporation.

The Reincorporation did not result in any change in the business, jobs, management, properties, location of any of the Gaxos Delaware’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Reincorporation). The Reincorporation did not materially affect any of Gaxos Delaware’s material contracts with any third parties, and Gaxos Delaware’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of Gaxos Nevada after the Reincorporation.

On the Effective Date:

●	each share of common stock, $0.0001 par value per share, of Gaxos Delaware that was issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and nonassessable share of common stock, $0.0001 par value per share, of Gaxos Nevada;

●	each option to acquire shares of Gaxos Delaware common stock outstanding immediately prior to the Effective Time was converted into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of common stock of Gaxos Nevada; and

●	each warrant or other right to acquire shares of Gaxos Delaware common stock outstanding immediately prior to the Effective Time was converted into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of common stock of Gaxos Nevada.

In addition to the foregoing, each employee benefit plan, equity incentive plan or other similar plan to which Gaxos Delaware was a party is now a plan of Gaxos Nevada, and, to the extent that any such plan provided for the issuance of Gaxos Delaware common stock, as of the Effective Time, such plan is deemed to provide for the issuance of common stock of Gaxos Nevada. Furthermore, as of the Effective Time, the members of the board of directors and the officers of Gaxos Delaware continue in their respective offices as members of the board of directors and officers of Gaxos Nevada.

Gaxos Delaware will not be replacing nor will Gaxos Delaware’s stockholders be required to exchange their stock certificates for new stock certificates in connection with the Reincorporation.

The common stock of Gaxos Nevada continues to be traded on The Nasdaq Capital Market under the symbol “GXAI.”

Certain rights of Gaxos Delaware’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Plan of Conversion, Nevada Charter, Nevada Bylaws, and the effects of the Reincorporation is set forth in the Proxy Statement under “Proposal 3: Authorization to Reincorporate the Company in the State of Nevada,” which description is incorporated herein by reference.

The foregoing descriptions of the Plan of Conversion, Nevada Charter, Nevada Bylaws, Certificate of Conversion and Articles of Conversion do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, Articles of Conversion, Certificate of Conversion, Nevada Charter and Nevada Bylaws which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On March 4, 2025, the Company issued a press release announcing the Reincorporation. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Successor Issuer

In connection with the Reincorporation and by operation of Rule 12g-3(a) promulgated under the Exchange Act, Gaxos Nevada is the successor issuer to Gaxos Delaware and has succeeded to the attributes of Gaxos Delaware as the Registrant. The common stock of Gaxos Nevada is deemed to be registered under Section 12(b) of the Exchange Act, and Gaxos Nevada is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. Gaxos Nevada hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion dated February 24, 2025
3.1	Articles of Conversion filed with the Nevada Secretary of State on February 28, 2025
3.2	Certificate of Conversion filed with the Delaware Secretary of State on February 28, 2025
3.3	Articles of Incorporation of Gaxos.ai Inc, a Nevada corporation
3.4	Bylaws of Gaxos.ai Inc, a Nevada corporation
99.1	Press Release dated March 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2025	GAXOS.AI INC.

/s/ Vadim Mats
Vadim Mats
Chief Executive Officer

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